PROXY CARD

CENTURY SMALL CAP SELECT FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

CENTURY CAPITAL

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-800-290-6428** Monday through Friday 9 a.m. to 10 p.m. Eastern time, and 10 a.m. to 6 p.m., Eastern time, Saturday

CONTROL NUMBER

CENTURY SMALL CAP SELECT FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder(s) of the Century Small Cap Select Fund (the "Century Fund"), a series of Century Capital Management Trust (the "Trust"), hereby appoints Alexander L. Thorndike and Julie A. Smith, or either of them as proxies for the undersigned with full power of substitution in each of them, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110 at 10:00 a.m. Eastern time on August 18, 2017 and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said proxies to vote said shares as indicated hereon.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. **THE BOARD OF TRUSTEES OF THE TRUST SOLICIT YOUR PROXY AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trust is hereby conferred as to all other matters as may properly come before the Meeting.**

The Proxy Statement is available on the Trust's website at www.centuryfunds.com

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Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CENTURY SMALL CAP SELECT FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE PROPOSAL, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

If you have any questions before you vote, please call AST Funds Solutions, our proxy solicitor at: 1-800-290-6428 (9:00 a.m.-10:00 p.m., Eastern time, Monday through Friday, and 10 a.m. to 6 p.m., Eastern time, Saturday). We'll be glad to help you get your vote in quickly. Thank you for your participation regarding this important initiative.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ●

The Board of Trustees recommends a vote "FOR" the following proposal:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization and Termination, which provides for the transfer of all of the assets of the Century Fund to the Congress Small Cap Growth Fund (the "Acquiring Fund"), a newly created series of Professionally Managed Portfolios in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Century Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Century Fund in complete liquidation of the Century Fund.	○	○	○

☐ **CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.**

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CENTURY CAPITAL

VOTE INSTRUCTION CARD

CENTURY SMALL CAP SELECT FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR VOTE TODAY!**

VOTING OPTIONS

1. **MAIL** your signed and voted vote instruction card back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-800-290-6428** Monday through Friday 9 a.m. to 10 p.m. Eastern time, and 10 a.m. to 6 p.m., Eastern time, Saturday

CONTROL NUMBER

CENTURY SMALL CAP SELECT FUND

<INSURANCE COMPANY NAME HERE>

The undersigned, and owner or participant in an annuity or life insurance contract (the "Contract") issued by the insurance company (the "Insurance Company"), hereby authorizes and instructs the Insurance Company to vote its shares in the Century Small Cap Select Fund (the "Century Fund"), a series of Century Capital Management Trust (the "Trust"), attributable to the undersigned's participation in the Contract or interest therein as directed on the reverse side of this card at the Special Meeting of Shareholders of the Fund to be held at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110 at 10:00 a.m. Eastern time on August 18, 2107 and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said proxies to vote said shares as indicated hereon.

If you fail to return this Vote Instruction Card, depending on the Insurance Company's separate account, the Insurance Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received by the Insurance Company from contract holders in the separate account.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF A PROPERLY EXECUTED VOTE INSTRUCTION CARD IS RETURNED BUT NO CHOICE IS INDICATED. **THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. Discretionary authority to vote this instruction card in accordance with the recommendation of management of the Trust is hereby conferred as to all other matters as may properly come before the Meeting.**

The Proxy Statement is available on the Trust's website at www.centuryfunds.com
Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED VOTE INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CENTURY SMALL CAP SELECT FUND

VOTE INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this vote instruction card exactly as your name(s) appear(s) on the vote instruction card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

SHARES ATTRIBUTABLE TO YOUR PARTICIPATION IN THE CONTRACT WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE PROPOSAL, AND IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT OF THE TRUST ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

If you have any questions before you vote, please call AST Funds Solutions, our proxy solicitor at: 1-800-290-6428 (9:00 a.m.-10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m.-6:00 p.m., Eastern time, Saturday). We'll be glad to help you get your vote in quickly. Thank you for your participation regarding this important initiative.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ●

The Board of Trustees recommends a vote "FOR" the following proposal:

		FOR	AGAINST	ABSTAIN
1	To approve an Agreement and Plan of Reorganization and Termination, which provides for the transfer of all of the assets of the Century Fund to the Congress Small Cap Growth Fund (the "Acquiring Fund"), a newly created series of Professionally Managed Portfolios in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Century Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Century Fund in complete liquidation of the Century Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]